SUPPLEMENT TO

SUMMIT MUTUAL FUNDS, INC.
Summit Large Cap Growth Fund

Prospectus dated January 31, 2009
Date of Supplement: August 21, 2009

Summit Mutual Funds, Inc. ("SMF") has been informed by UNIFI Retirement Plans that the Summit Large Cap Growth Fund (the "Fund") will be removed from its Advantage Series and ESP investment platforms effective as of September 18, 2009. The notice indicated that this action is being taken because of the low assets invested in the Fund and the small number of plans with investments in the Fund, and not because of any concerns UNIFI Retirement Plans has regarding the Fund's performance. The effect of this decision is that Fund shares held by investors through these investment platforms will be redeemed on September 18, 2009. Fund shares held by investors through these investment platforms collectively represent approximately 12.5 percent of the total outstanding shares of the Fund.

Calvert Distributors, Inc. ("CDI") has assessed the Fund's future prospects in light of (i) the inefficient size of the Fund, (ii) the loss of a substantial portion of the Fund's assets as a result of the upcoming redemption, and (iii) the diminished growth potential as a result of the Fund's removal from the UNIFI Retirement Plans' investment platforms. CDI has determined that shareholder interests will be best served by liquidating the Fund, and will recommend the Fund's liquidation to the SMF Board of Directors at its next meeting on September 17, 2009. If the SMF Board of Directors approves CDI's recommendation, CDI and SMF will take the necessary actions to liquidate the Fund, which may involve mailing a proxy to shareholders to obtain shareholder approval of the liquidation.